EXHIBIT 10.3


           MID-AMERICA APARTMENT COMMUNITIES, INC.
                 Second Amended and Restated
         1994 Restricted Stock and Stock Option Plan

I.        Purposes of the Plan

      The purposes of the Mid-America Apartment Communities, Inc. 1994 Restricted Stock and Stock Option Plan (the "Plan") are to advance the interests of the Company, to increase stockholder value by providing its executive officers and other key employees with a proprietary interest in the growth and performance of the Company and with incentives for continued service with and rewards for outstanding service to the Company, its subsidiaries and/or its affiliates, and to provide the Company and the Operating Partnership (hereinafter defined) with an additional means to attract and retain qualified executive officers and other key employees. The Plan will provide for the issuance of up to 1,000,000 shares of Common Stock and/or units of limited partnership interest in the Operating Partnership redeemable for shares of Common Stock, to the executive officers and key employees of the Company and its subsidiaries and affiliates. To this end, the Compensation Committee of the Company's Board of Directors (the "Committee") may grant stock options and restricted securities awards to executive officers and other key employees of the Company, its subsidiaries and/or its affiliates, on the terms and subject to the conditions set forth in this Plan.

I.        Definitions

     As used in the Plan, the following terms shall have the meanings set forth below:

A. "Award" means any form of Stock Option or Restricted Securities granted under the Plan, whether singly, in combination, or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish.

B. "Award Agreement" means a written agreement setting forth the terms of an Award.

C. "Board" means the Board of Directors of the Company.

D.              "Class A Common Unit" means a Class A Common
Unit  of  limited  partnership  interest  in  the  Operating
Partnership.

E.                "Code" means the Internal Revenue Code  of
1986, as amended. References to any provision of the Code shall be deemed to include successor provisions thereto and rules and regulations thereunder.

F.                  "Committee"   means   the   Compensation
Committee of the Board, each member of which, for purposes of this Plan, shall be a disinterested person within the meaning of Exchange Act Rule 16b-3.

G.              "Common Stock" means the Common Stock of the
Company, $.01 par value.

H.                "Company"   means  Mid-America   Apartment
Communities, Inc., its subsidiaries and its affiliates.

I. "Disability" means the inability to substantially perform the usual duties of the person's occupation by reason of a medically determinable physical or mental impairment which can be expected to be of long, continued and indefinite duration as determined by the Committee.

J. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and rules and regulations thereunder.

K. "Fair Market Value," unless otherwise required by an applicable provision of the Code, as of any date, means the reported last sale price of the Common Stock on such date as reported on the New York Stock Exchange Consolidated Tape.

L.               "Incentive Stock Option" ("ISO") means  any
Stock Option intended to be, and designated and qualifying as, an "incentive stock option" within the meaning of
Section 422 of the Code.

M.              "Non-Qualified Stock Option" means any Stock
Option awarded under this Plan that is not intended to be an
Incentive   Stock  Option  or  that  fails   to   meet   the
requirements applicable to an Incentive Stock Option.

N. "Officer" means a person who is considered to be an officer of the Company under Securities Exchange
Act Rule 16a-1(f).

O.               "Operating  Partnership" means  Mid-America
Apartments, L.P., a Tennessee limited partnership, of which the Company is the sole general partner.

P. "Option" or "Stock Option" means a right granted pursuant to the Plan to purchase shares of Common
Stock, and includes the terms Incentive Stock Option and Non-
Qualified Stock Option.

Q. "Option Price" or "Exercise Price" means the price per share at which Common Stock may be purchased upon the exercise of an Option.

R. "Participant" means any individual to whom an Award has been granted by the Committee under either
Plan.

S. "Restricted Securities" means shares of Common Stock or Class A Common Units issued pursuant to a Restricted Securities Award which are subject to such conditions, including, without limitation, risks of forfeiture, as may be determined by the Committee and specified in the Award Agreement.

T. "Retirement" means retirement from active employment under a retirement plan of the Company, any subsidiary or affiliate, or pursuant to an employment agreement with any of the aforementioned, or termination of employment at or after age 55 under circumstances which the Committee, in its sole discretion, deems equivalent to retirement.

U.                "Termination  of  Employment"  means   the
termination of a Participant's active employment with the Company which is not deemed to be a Retirement or a termination due to a Disability.

II.        Administration

A.                 The   Plan  shall  be  administered   and
interpreted by the Committee.

B.                The Committee shall have the authority  to
(a) establish such rules and regulations as it deems necessary for the proper operation and administration of the Plan; (b) select the persons to receive Awards under the
Plan; (c) determine the form of an Award, or combinations thereof, and whether such Award is to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company, either within or outside of this Plan;
(d) determine the number of shares of Common Stock or Class A Common Units to be covered by each such Award granted hereunder; (e) determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, any restriction or limitation on transfer, any vesting schedule or acceleration thereof, and any forfeiture provisions or waiver thereof), regarding any Award and the shares of Common Stock and/or Class A Common Units relating thereto, based on such factors as the Committee shall determine, in its sole discretion; (f) determine whether Common Stock or Class A Common Units payable with respect to an Award under this Plan shall be deferred, either automatically or at the election of the Participant; and (g) make any other determination or take any action that the Committee deems necessary or desirable for the administration of the Plan.

C. Unless authority is specifically reserved to the Board under the terms of the Plan, the Company's Charter or By-Laws, or applicable law, the Committee shall have sole discretion in exercising authority under the Plan. The Committee may delegate to officers or managers of the Company or any subsidiary the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 and applicable law. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members pursuant to any authority duly delegated to any such member) arising out of or in connection with the Plan shall be within the absolute discretion of all or any of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective beneficiaries, heirs, executors, administrators, successors and assigns.

III.        Eligibility

      Officers and other key employees (including those who may also be Directors of the Company) of the Company and its present and future subsidiaries and affiliates, including the Operating Partnership, who are not members of the Committee and who are responsible for or contribute to the management, growth and profitability of the business of the Company, are eligible to receive Awards under the Plan.

IV.        Shares Available for Awards

A. The maximum number of shares of Common Stock of the Company that may be used in conjunction with the grant of Awards under the Plan is 1,000,000. In determining the number of shares available from time to time for Awards under the Plan, each Class A Common Unit covered by any Award shall be considered the equivalent of one share of Common Stock, and the Company shall not grant awards involving Class A Common Units in excess of the remaining number of shares of Common Stock available under the Plan.

B. Shares of stock which are attributable to Awards which expire or are otherwise terminated, cancelled, surrendered or forfeited, during a calendar year, are available for issuance or use in connection with future Awards, during the calendar year in which they expire or otherwise become available, provided, however, that, if any such shares could not again be available for Awards to a Participant who is subject to Section 16 of the Exchange Act under applicable share counting requirements of Rule 16b-3, such shares shall be available exclusively for Awards to Participants who are not subject to Section 16.

C. Shares of Common Stock to be issued under the Plan may be authorized and unissued shares of Common
Stock, treasury stock or a combination thereof.

D. In the event of a merger, consolidation, reorganization, recapitalization, stock split, stock dividend, other extraordinary dividend or other changes in corporate structure or capitalization affecting the Common Stock, the Committee may make appropriate adjustment in the number of shares or number and kind of other securities subject to options, rights and other Awards granted under the Plan, and/or the exercise price and other terms and conditions of Awards or appropriate adjustment in the maximum number of shares referred to in Section 5 of the Plan, as the Committee may determine to be necessary or appropriate in order to prevent dilution or enlargement of the rights of Participants.

V.        Awards Under the Plan

A. Stock Options. The Committee may grant Incentive Stock Options ("ISO"), Non-Qualified Stock Options or both to purchase shares of Common Stock from the Company to such Officers and other key employees in such amounts and subject to such terms and conditions, as the Committee shall determine in its sole discretion, subject to the provisions of the Plan, provided, however, that in no event may any Stock Option be granted hereunder after the expiration of 10 years after the date of the Plan. The automatic or
discretionary   grant   of   "reload"   Stock   Options   is
specifically authorized.

           In the case of ISO's, the terms and conditions of such grants, including the exercise price of the purchase of Common Stock, shall be subject to and comply with the requirements of Section 422 of the Code, as from time to time amended, and any implementing regulations.

          The exercise price at which shares of Common Stock may be purchased pursuant to the grant of an Option shall be fixed by the Committee at the time of grant; however, the price of an ISO must be equal to or greater than the Fair Market Value of the shares of Common Stock covered thereby. The exercise price of an ISO granted to any Participant who owns shares of Common Stock possessing more than 10% of the total combined voting power of all outstanding shares of Common Stock of the Company must be at least equal to 110% of the fair market value of the shares of Common Stock on the date of grant. Options granted under the Plan will not be ISOs to the extent that the Fair Market Value of the shares of Common Stock with respect to which ISOs first become exercisable in any year exceeds $100,000.

B. Restricted Securities Awards. The Committee may grant Restricted Securities Awards ("RSAs") to such Officers and other key employees in such amounts and subject to such terms and conditions as the Committee may determine in its sole discretion, including such restrictions on transferability and other restrictions, vesting or other provisions as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee shall determine.

           Unless otherwise determined by the Committee at the time of an Award, the holder of an RSA shall have the right to vote the restricted securities and to receive dividends or distributions thereon, unless and until such restricted securities are forfeited.

           In the event all or any of the shares of Common Stock or Class A Common Units subject to RSA are forfeited due to failure to meet or comply with restrictions imposed by the Committee at the time of grant prior to the lapse of such restrictions, the Company shall repay to the Participant (or the Participant's estate) any cash amount paid by the Participant for such forfeited shares.

C. Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of a Participant to receive payment from the Company or any Subsidiary or Affiliate. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

VI.        Award Agreements

      Awards under the Plan shall be evidenced by an agreement approved by the Committee that sets forth the terms, conditions and limitations of an Award. The Committee may amend agreements theretofore entered into, either prospectively or retroactively, including, but not limited to, the acceleration of vesting of or lapse of restrictions on an Award and the extension of time to exercise an Award, except that, no such amendment shall affect the Award in a materially adverse manner without the consent of the Participant (except for an amendment made to cause the Plan to qualify for an exemption provided by Rule 16b-3).

VII.        Miscellaneous Provisions Related to Participants

A. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company. The Company may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement. No Participant or other person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards.

B.                Except as may be otherwise provided  under
Section 6.2, no Award granted under the Plan, unless otherwise provided in the Award Agreement, shall entitle the holder of such Award to any dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are subject to such Award.

C. The purchase price of the shares of Common Stock as to which an Option is exercised shall be paid in cash or by check, except as otherwise hereinafter provided, at the time of exercise. In addition, in its sole discretion, the Committee may determine that it is an appropriate method of payment for grantees to pay for any shares subject to an option by (i) delivering certificates for unrestricted shares of Common Stock having a value equal to the Exercise Price of the Options being exercised, or
(ii) delivering a properly executed exercise notice together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of proceeds for the sale of shares of Common Stock or margin credit extended on shares of Common Stock (including the Common Stock to be acquired pursuant to the exercise of Options) to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The value of Company Common Stock surrendered in payment of the Exercise Price shall be its Fair Market Value, determined pursuant to Section 2.10, on the date of exercise. Upon receipt of a notice of exercise of a Stock Option and upon payment of the Exercise Price, the Company shall promptly deliver to the Participant a certificate or certificates for the shares of Common Stock purchased, without charge to him or her for issue or transfer tax. The Committee, in its sole discretion, may form time to time permit the method of exercising Options known as pyramiding or "cashless exercise" (that is, the automatic application of shares received upon the exercise of a portion of an Option to satisfy the exercise price for additional portions of the Option).

D. A Participant may be required to pay to the Company, and the Company shall have the right to deduct from all amounts paid to a Participant (whether under the Plan or otherwise), any taxes required by law to be paid or withheld in respect of Awards hereunder to such Participant. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting exercise or payment of any Award or, at the election of the holder of the Award, the Committee may withhold shares or accept the transfer of shares to the Company, in such amounts as are equivalent to the Fair Market Value of the withholding obligations.

E. If the Committee determines that such action is advisable, the Company may, or may cause the Operating Partnership to, assist any Participant in obtaining financing from the Company or from any bank or other third party, on such terms as are determined by the Committee, and in such amount as is required to accomplish the purposes of the Plan, including, but not limited to, permitting the exercise of an Award and/or paying any taxes in respect thereof to the extent permitted by law. Such assistance may take any form that the Committee deems appropriate, including, but not limited to, a direct loan from the Company or the Operating Partnership, a guarantee of the obligation by the Company or the Operating Partnership, or the maintenance by the Company or the Operating Partnership of deposits with such bank or third party.

F. Awards, and any right that comes within the general definition of "derivative security" of Rule 16a-1(c) under the Exchange Act, shall not be assignable or transferable by a Participant except by will or the laws of descent and distribution (or pursuant to a beneficiary designation authorized under Section 8.7), and during the Award holder's lifetime, such Awards and rights shall be exercisable only by such holder or such holder's duly appointed guardian or legal representative.

G. Each Participant may file and maintain with the Company a written designation of one or more persons as the beneficiary or beneficiaries who shall be entitled to receive the Award or related payment payable under the Plan upon the Participant's death. If no such designation is in effect at the time of a Participant's death, or if no designated beneficiary survives the Participant or if such designation conflicts with the law, the Participant's estate shall be entitled to receive the Award or related payment, if any, payable under the Plan upon the Participant's death.

VIII.        Governing Law

     The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award
Agreement shall be determined in accordance with the laws of the State of Tennessee and applicable federal law.

IX.        Severability

     If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Participant or Award under any law deemed applicable by the Committee, such provision or Award shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended, in the determination of the Committee, without materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

X.        Unfunded Plan

      The Plan is intended to constitute an "unfunded" plan. Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. To the extent that any person acquires a right to receive payments from the Company pursuant to an Award, such right (unless otherwise determined by the Committee) shall be no greater than the right of any unsecured general creditor of the Company.

XI.        Rule 16b-3 Compliance

A. Unless a Participant could otherwise transfer an equity security, derivative security, or shares issued upon exercise of a derivative security granted under the Plan without incurring liability under Section 16(b) of the Exchange Act, (i) an equity security issued under the Plan, other than an equity security issued pursuant to the exercise of a derivative security granted under the Plan, shall be held for at least six months from the date of acquisition, and (ii) at least six months shall elapse from the date of acquisition of a derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or disposition of any underlying equity security issued pursuant to the exercise or conversion of such derivative security.

B. It is the intent of the Company that this Plan comply in all respects with applicable provisions of
Rule 16b-3 and Rule 16a-1(c)(3) under the Exchange Act in connection with any grant of Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act Rules or acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b).

XII.        Effective Date and Term of Plan

A. The Plan is an amendment and restatement of the 1994 Restricted Stock and Stock Option Plan of the Company originally adopted by the Company's shareholder on January 26, 1994. The Plan became effective on February 4, 1994.

B. The Plan shall remain in effect until January 31, 2004, unless sooner terminated by the Board. After this date, no further Awards may be granted but previously granted Awards shall remain outstanding in accordance with their applicable terms and conditions, as stated in the Award Agreement, and conditions of the Plan.

XIII.        Amendment and Termination of the Plan

A. The Plan may be amended by the Board in any respect, without the consent of stockholders or Participants, except that any such amendment (although effective when made) shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to subject any other amendment to the Plan to stockholders for approval. In addition, no amendment may materially impair the rights of a Participant under any Award previously granted under the Plan without the consent of such Participant, unless required by law.

B. The Plan may be terminated at any time by the Board. No further Awards may be made under the Plan after termination, but termination shall not affect the rights of any Participant under, or the authority of the Committee with respect to, any grants or awards made prior to termination.